UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Reliance Steel & Aluminum Co.
(Name of Registrant as Specified In Its Charter)

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M58013-P37548 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 15, 2013. RELIANCE STEEL & ALUMINUM CO. Meeting Information Meeting Type: Annual Meeting For holders as of: March 28, 2013 Date: May 15, 2013 Time: 10:00 a.m. PDT Location: The Omni Hotel 251 South Olive Street Los Angeles, CA 90012 RELIANCE STEEL & ALUMINUM CO. 350 SOUTH GRAND AVENUE 51ST FLOOR LOS ANGELES, CA 90071 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Proxy Materials Available to VIEW or RECEIVE: M58014-P37548 Before You Vote How to Access the Proxy Materials NOTICE AND PROXY STATEMENT ANNUAL REPORT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow . XXXX XXXX XXXX following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: (located on the If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow . XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2013 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow . XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M58015-P37548 Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE NOMINEES LISTED AND "FOR" PROPOSALS 2, 3 AND 5 AND "AGAINST" PROPOSAL 4. 1. Election of Directors Nominees: 01) Sarah J. Anderson 02) John G. Figueroa 03) Thomas W. Gimbel 04) David H. Hannah 05) Douglas M. Hayes 06) Mark V. Kaminski 07) Gregg J. Mollins 08) Andrew G. Sharkey, III 09) Leslie A. Waite 2. To approve the amendment to the Amended and Restated Stock Option and Restricted Stock Plan. 3. To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers. 4. To consider a shareholder proposal to separate the roles of CEO and Chairman. 5. To ratify KPMG LLP as the independent registered public accounting firm to perform the annual audit of our 2013 financial statements.

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